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                                                                    EXHIBIT 99.4

                             SUPPLEMENT TO GUARANTY

      THIS SUPPLEMENT, dated as of November ___, 2004 (this "Supplement"), is to the Subsidiary Guaranty, dated as of November 4, 2003 (as amended, supplemented, amended and restated or otherwise modified, the "Guaranty"), among the Guarantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) from time to time party thereto, in favor of the Guarantied Parties.

                              W I T N E S S E T H:

      WHEREAS, pursuant to the provisions of Section 5.6 of the Guaranty, the undersigned is becoming a Guarantor under the Guaranty; and

      WHEREAS, the undersigned Guarantor desires to become a "Guarantor" under the Guaranty in order to induce the Lenders to continue to extend Credit Extensions under the Credit Agreement;

      NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Guarantied Party, as follows.

      SECTION 1. Party to Guaranty, etc. In accordance with the terms of the Guaranty, by its signature below the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto and the undersigned Guarantor hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date. In furtherance of the foregoing, each reference to a "Guarantor" in the Guaranty shall be deemed to include the undersigned Guarantor.

      SECTION 2. Representations. The undersigned Guarantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of the undersigned Guarantor, enforceable against it in accordance with its terms.

      SECTION 3. Incorporated Representations, Warranties and Covenants. Reference is made to the Credit Agreement dated as of November ___, 2004 among Fidelity National Information Services, Inc., as borrower, Wachovia Bank, National Association, as administrative agent and swing line lender, Bank of America, N.A., as syndication agent, and the other lenders party thereto (the "FIS Credit Agreement"). Further reference is made to the representations and covenants contained in Article V thereof (herein referred to as the "Incorporated Representations") and the affirmative and negative covenants contained in Articles VI and VII, respectively, thereof (hereinafter referred to as the "Incorporated Covenants"), each as amended and modified to the date hereof, and together with all other relevant provisions of the FIS Credit Agreement related thereto, including specifically without limitation the defined terms contained in Article I thereof which are used in the Incorporated Representations and Incorporated

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Covenants. The Guarantor hereby (a) affirms and represents and warrants to the
Guarantied Parties that the FIS Credit Agreement is in full force and effect on the date hereof and that the Incorporated Representations are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date, and (b) covenants and agrees that the Incorporated Covenants shall be binding on the Guarantor as if set forth fully herein; provided, however, that (i) such Incorporated Representations and Covenants as incorporated herein shall reflect that they are delivered to and run in favor of the Guarantied Parties under the Credit Agreement, rather than solely Wachovia Bank, National Association, as administrative agent, and the lenders party to the FIS Credit Agreement as literally provided in the FIS Credit Agreement, (ii) any amendments or other modifications to the FIS Credit Agreement subsequent to the date hereof shall not be applicable to such Incorporated Covenants as used herein unless they are approved in writing by the Required Lenders, (iii) any breach or default under the FIS Credit Agreement subsequent to the date hereof relating to such Incorporated Covenants that is waived by the lenders under the FIS Credit Agreement shall not be considered waived for purposes hereof unless such waiver is adopted in writing by the Required Lenders and (iv) in the event that the FIS Credit Agreement shall be refinanced or replaced by another credit agreement or terminated, then the Incorporated Representations and Covenants shall be as provided herein as if no such refinancing, replacement or termination had occurred.

      SECTION 4. Full Force of Guaranty. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

      SECTION 5. Severability. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

      SECTION 6. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS SUPPLEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 7. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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      IN WITNESS WHEREOF, the undersigned Guarantor has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                           FIDELITY NATIONAL INFORMATION
                                           SERVICES, INC.

                                           By: _________________________________
                                               Name:  __________________________
                                               Title: __________________________

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE
LENDERS:

BANK OF AMERICA, N.A.,
 as Administrative Agent

By: _________________________________
    Name:  __________________________
    Title: __________________________

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